Derivative Instruments Derivative Instruments (Derivative Liabilities Offset in the Consolidated Balance Sheet) (Details) (Interest Rate Swap [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Interest Rate Swap [Member]
Offsetting Liabilities [Line Items]
Gross Amounts of Recognized Liabilities	$ 3,538
Net Amounts of Liabilities presented in the Statement of Financial Position	3,538
Fair Value of Financial Collateral	11,376
Total of Gross Amounts Not Offset in the Statement of Financial Position Including Applicable Netting Agreement and Fair Value of Collateral	11,376
Net Amount	$ 0